Exhibit 10.1
2ND AMENDMENT

TO THE

LICENSE AND COLLABORATION AGREEMENT

by and between

DAIICHI SANKYO EUROPE GMBH

and

ESPERION THERAPEUTICS, INC.

March 19th, 2021

This 2nd AMENDMENT to the LICENSE    AND COLLABORATION AGREEMENT (this “2nd Amendment”), entered into as of March 19th, 2021 (“2nd Amendment Effective Date”), is by and between Daiichi Sankyo Europe GmbH, a corporation organized and existing under the laws of Germany (“DSE”) and Esperion Therapeutics, Inc., a corporation organized and existing under the laws of the state of Delaware (“Esperion”).

Reference is hereby made to the License and Collaboration Agreement by and between DSE and Esperion, dated effective as of January 2, 2019, and to the 1st Amendment to the License and Collaboration Agreement, dated effective as of June 18, 2020 (collectively, as may be amended from time to time, the “LCA”). Capitalized terms not otherwise defined in this 2nd Amendment shall have the meanings set forth in the LCA. DSE and Esperion are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the LCA does not contain detailed provisions on how to handle domain names for Licensed Product in the DSE Territory and Esperion and DSE desire to enter into this 2nd Amendment to amend the LCA in order to clarify each Party’s rights and obligations with respect to the registration and maintenance of domain name(s) for use in connection with the Commercialization of Licensed Product in the DSE Territory. For the avoidance of doubt, such “domain name(s)” includes both, “branded domain name(s)” (containing Esperion Trademarks) and “unbranded domain name(s)” (without Esperion Trademarks, e.g. sites for disease awareness) (collectively, the “Bempe Domain(s)”).
NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties, intending to be legally bound, hereby agree to amend the LCA as of the 2nd Amendment Effective Date as follows:

1.Bempe Domain(s) as of the Effective Date. All Bempe Domain(s) as of the 2nd Amendment Effective Date are listed in Annex 1, attached hereto and incorporated herein by reference, which Annex 1 may be amended by the Parties from time to time in accordance with the LCA.

2.Ownership of Branded Domain Name(s): Esperion shall register, own and maintain at its sole cost and expense all the branded domain name(s) listed in Annex 1 and any additional branded domain name(s) mutually agreed to by the Parties in writing for use in connection with the Commercialization of the License Product in the DSE Territory. Notwithstanding the foregoing, DSE or its Affiliate may continue to own and maintain the branded domain name(s) registered by DSE before the 2nd Amendment Effective Date, which branded domains are listed in Annex 1, and DSE may register, own and maintain such mutually agreed to branded domain name(s) that Esperion is not able to register due to local regulation restrictions (as the case may be) (collectively, the “DSE Branded Domain Name(s)”).

3.Ownership of Unbranded Domain Name(s): DSE shall register, own and maintain at its sole cost and expense all the unbranded domain name(s) listed in Annex 1 and any additional unbranded domain(s) mutually agreed to by the Parties in writing for the Commercialization of the License Product in the DSE Territory. Notwithstanding the foregoing, Esperion or its Affiliate may register, own and maintain such mutually agreed to unbranded domain name(s) that DSE is not able to register due to local regulation restrictions (as the case may be) (collectively, the “Esperion Unbranded Domain Name(s)”).

4.Reimbursement of Certain Costs and Expenses:

4.1 Any reasonable, documented out-of-pocket costs and expenses (without markup) incurred by DSE, whether incurred prior to or after the 2nd Amendment Effective Date, relating to the registration and maintenance of the DSE Branded Domain Name(s) will be reimbursed by Esperion to DSE within thirty (30) days from the receipt of an invoice therefor, which amount with respect to DSE Branded Domain Name(s) registered by DSE prior to the 2nd Amendment Effective Date is USD 4,756.15. For clarity, DSE may not register branded domain name(s), except in accordance with paragraph 2 above.

4.2. Any reasonable, documented out-of-pocket costs and expenses (without markup) incurred by Esperion after the 2nd Amendment Effective Date relating to the registration and maintenance of the Esperion Unbranded Domain Name(s) will be reimbursed by DSE to Esperion within thirty (30) days from the receipt of an invoice therefore.

5.Term. This 2nd Amendment shall be effective as of the 2nd Amendment Effective Date and remain in force until the expiration or the termination of the LCA.

6.Effects of Termination or Expiration: DSE Branded Domain Name(s). Effective upon the expiration or the termination of the LCA, DSE will (and will cause its Affiliates to) assign and hereby assigns to Esperion or its designee any DSE Branded Domain Name(s) owned by DSE or its Affiliates as of the effective date of such expiration or termination, including, without limitation, the DSE Branded Domain Name(s) listed in Annex 1, if requested by Esperion and permissible under applicable Laws. Where such assignment of DSE Branded Domain Name(s) is not permissible under applicable Laws, e.g. due to local regulation restrictions (as the case may be), DSE will (and will cause its Affiliates to) immediately cease the use of such DSE Branded Domain Name(s). DSE will (and will cause its Affiliates to) cooperate with Esperion to effectuate the foregoing assignment, including by promptly executing any documents necessary to effectuate such assignment. Any reasonable, documented out-of-pocket costs and expenses

(without markup) incurred by DSE or its Affiliates in connection with the assignment of the DSE Branded Domain Name(s) owned by DSE or its Affiliates to Esperion will be reimbursed by Esperion to DSE within thirty (30) days from receipt of an invoice therefore.

7.Effects of Termination or Expiration: Esperion Unbranded Domain Name(s). Effective upon the expiration or the termination of the LCA, Esperion will assign and hereby assigns to DSE or its designee any Esperion Unbranded Domain Name(s) owned by Esperion as of the effective date of such expiration or termination, if requested by DSE and permissible under applicable Laws. Where such assignment of Esperion Unbranded Domain Name(s) is not permissible under applicable Laws, e.g. due to local regulation restrictions (as the case may be), Esperion will immediately cease the use of such Esperion Unbranded Domain Name(s). Esperion will cooperate with DSE to effectuate the foregoing assignment, including by promptly executing any documents necessary to effectuate such assignment. Any reasonable, documented out-of-pocket costs and expenses (without markup) incurred by Esperion in connection with the assignment of the Esperion Unbranded Domain Name(s) owned by Esperion to DSE will be reimbursed by DSE to Esperion within thirty (30) days from receipt of an invoice therefor.

8.Confidentiality. The provisions of Section 7.1 (Nondisclosure Obligation) of the LCA are hereby incorporated into this 2nd Amendment by reference and shall apply to this 2nd Amendment, mutatis mutandis.

9.Assignment. This 2nd Amendment may not be assigned, nor may any right or obligation hereunder be assigned, by either Party without the prior written consent of the other Party, except that either Party may assign this 2nd Amendment, and its rights and obligations hereunder, without the other Party’s prior written consent together with an assignment of the LCA in accordance with Section 14.2 (Assignment) of the LCA.

10.Miscellaneous. The provisions of Sections 14.3 (Governing Law), 14.4 (Jurisdiction),
14.5 (Entire Agreement; Amendment), 14.11 (Notices) and 14.17 (Counterparts) of the LCA are hereby incorporated into this 2nd Amendment by reference and shall apply to this 2nd Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the Parties have caused this 2nd Amendment to be duly executed by their respective duly authorized officers as of the 2nd Amendment Effective Date.

ESPERION THERAPEUTICS, INC.		DAIICHI SANKYO EUROPE GMBH

By:	/s/ Tim M. Mayleben	By:	/s/ Dr. Jan Van Ruymbeke
Name:	Tim M. Mayleben	Name:	Dr. Jan Van Ruymbeke
Title:	President and CEO	Title:	Managing Director / CEO

		By:	/s/ Martin Hesse
		Name:	Martin Hesse
		Title:	Managing Director / CFO

Annex 1: Bempe Domain(s)

Local Countries	Domain extension	Branded Domain Name(s)		Domain owner
EUROPE REGION	.eu	nilemdo.eu	nustendi.eu	DSE
Andorra	.ad	—	—	—
Austria	.at	nilemdo.at	nustendi.at	Esperion
Belgium	.be	nilemdo.be	nustendi.be	Esperion
Bulgaria	.bg	nilemdo.bg	nustendi.bg	DSE
Croatia	.hr	nilemdo.hr	nustendi.hr	DSE
Cyprus	com.cy	nilemdo.hr	nustendi.hr	—
	.cy	—	—	—
Czech Republic	.cz	nilemdo.cz	nustendi.cz	Esperion
Denmark	.dk	nilemdo.dk	nustendi.dk	Esperion
Estonia	.com.ee	nilemdo.com.ee	nustendi.com.ee	DSE
	.ee	nilemdo.ee	nustendi.ee	DSE
Finland	.fi	nilemdo.fi	nustendi.fi	DSE
France	.fr	nilemdo.fr	nustendi.fr	Esperion
Germany	.de	nilemdo.de	nustendi.de	DSE
Greece	.gr	nilemdo.gr	nustendi.gr	DSE
Hungary	.hu	—	—	—
Iceland	.is	nilemdo.is	nustendi.is	DSE
Ireland	.ie	nilemdo.ie	nustendi.ie	DSE
Italy	.it	nilemdo.it	nustendi.it	Esperion
Latvia	.lv	nilemdo.lv	nustendi.lv	DSE
Liechtenstein	.li	nilemdo.li	nustendi.li	DSE
Lithuania	.lt	nilemdo.lt	nustendi.lt	DSE
Luxembourg	.lu	nilemdo.lu	nustendi.lu	DSE
Malta	.mt	nilemdo.mt	nustendi.mt	DSE
Monaco	.mc	—	—	—
Netherlands	.nl	nilemdo.nl	nustendi.nl	Esperion
Norway	.no	—	—	—
Poland	.pl	nilemdo.pl	nustendi.pl	Esperion
Portugal	.pt	nilemdo.pt	nustendi.pt	DSE
Romania	.ro	nilemdo.ro	nustendi.ro	DSE
San Marino	.sm	nilemdo.sm	nustendi.sm	DSE
Slovenia	.si	nilemdo.si	nustendi.si	DSE
Slovakia	.sk	nilemdo.sk	nustendi.sk	DSE
Spain	.es	nilemdo.es	nustendi.es	DSE
Sweden	.se	nilemdo.se	nustendi.se	DSE
Switzerland	.ch	nilemdo.ch	nustendi.ch	Esperion
UK	.co.uk	nilemdo.co.uk	nustendi.co.uk	Esperion
	.uk	nilemdo.uk	nustendi.uk	Esperion
Turkey	.com.tr	—	—	—
	.tr	—	—	—

Local Countries	Domain extension	Branded Domain Name(s)	Domain owner
EUROPE REGION	.eu	nilemdo-nustendi.eu	DSE
Andorra	.ad	—	—
Austria	.at	nilemdo-nustendi.at	Esperion
Belgium	.be	nilemdo-nustendi.be	Esperion
Bulgaria	.bg	nilemdo-nustendi.bg	DSE
Croatia	.hr	nilemdo-nustendi.hr	DSE
Cyprus	com.cy	nilemdo-nustendi.hr	—
	.cy	—	—
Czech Republic	.cz	nilemdo-nustendi.cz	Esperion
Denmark	.dk	nilemdo-nustendi.dk	Esperion
Estonia	.com.ee	nilemdo-nustendi.com.ee	DSE
	.ee	nilemdo-nustendi.ee	DSE
Finland	.fi	nilemdo-nustendi.fi	DSE
France	.fr	nilemdo-nustendi.fr	Esperion
Germany	.de	nilemdo-nustendi.de	DSE
Greece	.gr	nilemdo-nustendi.gr	DSE
Hungary	.hu	—	—
Iceland	.is	nilemdo-nustendi.is	DSE
Ireland	.ie	nilemdo-nustendi.ie	DSE
Italy	.it	nilemdo-nustendi.it	Esperion
Latvia	.lv	nilemdo-nustendi.lv	DSE
Liechtenstein	.li	nilemdo-nustendi.li	DSE
Lithuania	.lt	nilemdo-nustendi.lt	DSE
Luxembourg	.lu	nilemdo-nustendi.lu	DSE
Malta	.mt	nilemdo-nustendi.mt	DSE
Monaco	.mc	—	—
Netherlands	.nl	nilemdo-nustendi.nl	Esperion
Norway	.no	—	—
Poland	.pl	nilemdo-nustendi.pl	Esperion
Portugal	.pt	nilemdo-nustendi.pt	DSE
Romania	.ro	nilemdo-nustendi.ro	DSE
San Marino	.sm	nilemdo-nustendi.sm	DSE
Slovenia	.si	nilemdo-nustendi.si	DSE
Slovakia	.sk	nilemdo-nustendi.sk	DSE
Spain	.es	nilemdo-nustendi.es	DSE
Sweden	.se	nilemdo-nustendi.se	DSE
Switzerland	.ch	nilemdo-nustendi.ch	Esperion
UK	.co.uk	nilemdo-nustendi.co.uk	Esperion
	.uk	nilemdo-nustendi.uk	Esperion
Turkey	.com.tr	—	—
	.tr	—	—

Local Countries	Domain extension	Unbranded Domain Name(s)	Domain owner
EUROPE REGION	.eu	myldltreatment.eu	DSE
Global	.com	myldltreatment.com	DSE
UK	.co.uk	myldltreatment.co.uk	DSE
EUROPE REGION	.eu	lower-ldl.eu	DSE
EUROPE REGION	.eu	lowerldl.eu	DSE